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Exhibit 10.1

Amendment No. 10 (the "Amendment") To
Employment Agreement (the "Employment Agreement") between
Andrew Hobson ("Employee") and Univision Management Co. ("Company")

Employee and Company agree to amend the Employment Agreement as follows:

        1.     Salary. The annual Base Salary rate will be: Seven Hundred Fifty Thousand Dollars ($750,000).

        2.     Title. Employee's title will be Senior Executive Vice President and Chief Strategic Officer.

        3.     Effective Date of Amendment. Upon execution by Employee and Company, this Amendment will become effective as of July 1, 2004.

        4.     Other. Except as provided in this Amendment, all other terms and conditions in the Employment Agreement will remain in full force and effect, and the Employment Agreement, as amended hereby, is ratified and confirmed.

UNIVISION MANAGEMENT CO.
	By:	/s/ C. DOUGLAS KRANWINKLE C. Douglas Kranwinkle Vice President and Secretary
/s/ ANDREW HOBSON Andrew Hobson

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Amendment No. 10 (the "Amendment") To Employment Agreement (the "Employment Agreement") between Andrew Hobson ("Employee") and Univision Management Co. ("Company")